UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

LMF ACQUISITION OPPORTUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39927 (Commission File Number)	85-3681132 (IRS Employer Identification No.)

1200 West Platt Street, Suite 100 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	LMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LMAO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.  Entry into a Material Definitive Agreement

On January 25, 2021, LMF Acquisition Opportunities, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 10,350,000 units (the “Units”), which includes 1,350,000 Units issued pursuant to the exercise in full of the Underwriter’s over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Warrants”).  The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $103,500,000. The offering closed on January 28, 2021, and represents the Company’s initial public offering (the “IPO”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251962) (as amended, the “Registration Statement”):

•	the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;
•

a Warrant Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Letter Agreement, dated January 25, 2021, among the Company, its officers and directors and the Company’s sponsor, LMFAO Sponsor, LLC, a Florida limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration Rights Agreement, dated January 25, 2021, among the Company, the Sponsor and Maxim Partners LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference; and

•

a Private Placement Warrants Purchase Agreement, dated January 25, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto (the “Private Placement Warrants Purchase Agreement”) and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,738,000 warrants, including 540,000 warrants issued in connection with the exercise in full of the Underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,738,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated January 25, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on January 27, 2021. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Also simultaneous with the closing of the IPO, pursuant to the Underwriting Agreement, we issued 103,500 shares of Class A Common Stock to the Underwriter as compensation under the Underwriting Agreement. No underwriting discounts or commissions were paid with respect to such issuance. The issuance of the shares of Class A Common Stock to the Underwriter was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2021, in connection with the IPO, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective the same day. The material terms of the Amended and Restated Certificate of Incorporation are described in the Prospectus, and such description is incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The Company placed a total of $105,570,000, comprised of $99,832,000 of the proceeds from the IPO (which amount includes $3,622,500 of the Underwriter’s deferred discount) and $5,738,000 of the proceeds of the sale of the Private Placement Warrants, in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or up to 21 months if the Company extends the period of time to consummate a business combination), subject to applicable law.

On January 25, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 28, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 25, 2021, between the Company and Maxim Group LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated January 25, 2021, among the Company and its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 25, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 25, 2021, among the Company, the Sponsor and Maxim Partners LLC.

10.4	Private Placement Warrants Purchase Agreement, dated January 25, 2021, between the Company and the Sponsor.

99.1	Press Release, dated January 25, 2021.

99.2	Press Release, dated January 28, 2021.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMF Acquisition Opportunities, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer, Treasurer and Secretary
Dated: January 28, 2021